SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14 (A) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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MapInfo Corporation
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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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One Global View
Troy, NY 12180

January 16, 2001

Dear MapInfo Stockholder:

     You are cordially invited to the annual meeting of stockholders of MapInfo Corporation, which will be held at the Desmond Hotel, located at 660 Albany-Shaker Road, Albany, New York on Tuesday, February 27, 2001 at 2:00 p.m. We look forward to greeting as many of our stockholders as possible.

     Details of the business to be conducted at the annual meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. Alternatively, you may vote your shares over the Internet or by telephone. Please refer to the enclosed proxy card for detailed instructions. If you decide to attend the annual meeting, you will of course have the opportunity to vote in person.

     Our best wishes for a happy new year!

Sincerely,

/s/ Michael D. Marvin	/s/ John C. Cavalier	/s/ Mark P. Cattini

Michael D. Marvin	John C. Cavalier	Mark P. Cattini
Co-Chairman	Co-Chairman	President and
Chief Executive Officer

MAPINFO CORPORATION
One Global View
Troy, New York 12180

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Tuesday, February 27, 2001

     The Annual Meeting of Stockholders of MapInfo Corporation, a Delaware corporation (the "Company"), will be held at the Desmond Hotel, located at 660 Albany-Shaker Road, Albany, NY on Tuesday, February 27, 2001 at 2:00 p.m., local time, to consider and act upon the following matters:

     1.  To elect seven directors to serve for the ensuing year.

     2.  To approve an amendment to the Company's 1993 Stock Incentive Plan, as described herein.

     3.  To approve an amendment to the Company's 1993 Director Stock Option Plan, as described herein.

     4.  To approve an amendment to the Company's Certificate of Incorporation, as described herein.

     5.  To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year.

     6.  To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on January 2, 2001 will be entitled to notice of and to vote at the meeting or any adjournment thereof. The stock transfer books of the Company will remain open.

     All stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors,
/s/ Miriam M. Netter

MIRIAM M. NETTER
Secretary

Troy, New York
January 16, 2001

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

MAPINFO CORPORATION
One Global View
Troy, NY 12180

PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MapInfo Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, February 27, 2001 and at any adjournments of the Annual Meeting. All proxies will be voted in accordance with the stockholders' instructions, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Annual Meeting.

     At the close of business on January 2, 2001, the record date for the determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"), there were outstanding and entitled to vote an aggregate of 14,451,170 shares of common stock, $0.002 par value per share, of the Company (the "Common Stock"). Stockholders are entitled to one vote per share.

     All share information contained in this Proxy Statement has been adjusted to reflect the three-for-two stock splits in the form of two stock dividends effected by the Company on January 10, 2000 and September 28, 2000.

     The Company's Annual Report to Stockholders for fiscal 2000 was mailed to stockholders, along with these proxy materials, on or about January 16, 2000.

Votes Required

     The holders of a majority of the number of shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

      Director nominees must receive a plurality of the votes cast at the Annual Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the election. The approval of the amendments to the Company's 1993 Stock Incentive Plan and 1993 Director Stock Option Plan and the selection of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year must be approved by a majority of the votes cast on the matter. The approval of the amendment to the Company's Certificate of Incorporation must be approved by a majority of the stock of the Company entitled to vote.

     Shares that abstain from voting as to a particular matter will not be counted as votes in favor of such matter, but will be counted as shares voting on such matter. Accordingly, an abstention from voting on a matter has the same effect as a vote against the matter. Shares held in street name by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to a particular matter (a "broker non-vote") will not be counted as votes in favor of such matter and will also not be counted as shares voting on such matter. Accordingly, a broker non-vote on a matter that requires the affirmative vote of a certain percentage of the shares present and voting on the matter, such as the election of directors, the approval of the amendments to the 1993 Stock Incentive Plan and 1993 Director Stock Option Plan and the ratification of independent accountants, has no effect on the voting on such matter. A broker non-vote on a matter that requires the affirmative vote of a majority of the outstanding shares of Common Stock, such as the approval of the amendment to the Certificate of Incorporation, has the same effect as a vote against the matter.

     Stockholders may vote by any one of the following means:

     --  by mail
     --  by telephone (toll-free)
     --  over the Internet
     --  in person at the meeting

     To vote by mail, sign, date and complete the enclosed proxy card and return it in the enclosed self-addressed stamped envelope. No postage is necessary if mailed in the United States. Instructions for voting by using a toll-free telephone number or over the Internet can be found on your proxy card. If you hold your shares through a bank, broker or other nominee, they will give you separate instructions on voting your shares.

Beneficial Ownership of Common Stock

     The following table sets forth certain information, as of October 31, 2000, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table set forth under the caption "Executive Compensation" below and (iv) all directors and executive officers of the Company as of October 31, 2000 as a group:
	Number of Shares	Percentage of
	Beneficially	Common Stock
Beneficial Owner	Owned (1)	Outstanding (2)

FMR Corporation (3) ....................................................	1,370,775	9.8%

Ashford Capital Management, Inc. (4) .........................	1,247,850	8.9%

Dimensional Fund Advisors (5) .................................	839,700	6.0%

Laszlo C. Bardos (6) .....................................................	290,088	2.1%

John C. Cavalier (7) .....................................................	169,877	1.2%

Michael D. Marvin (8) .................................................	524,170	3.7%

George C. McNamee (9) ...............................................	152,298	1.1%

James A. Perakis (10) ...................................................	51,225	*

Joni Kahn .....................................................................	-	-

Quinn H. Tran ..............................................................	-	-

D. Joseph Gersuk (11) ..................................................	126,895	*

Mark P. Cattini (12) ......................................................	56,621	*

Michael J. Hickey (13) .................................................	47,089	*

George C. Moon (14) ...................................................	61,567	*

All directors and executive officers as a group (11 persons) (15) .................................................................	1,479,830	10.1%

*     Less than 1%
(1)

The inclusion herein of any shares of Common Stock deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, each person listed above has sole voting and investment power with respect to the shares listed. Any reference in the footnotes below to stock options held by the person in question relates to stock options which were exercisable on or exercisable within 60 days after October 31, 2000.

(2)

Number of shares deemed outstanding includes 13,976,297 shares outstanding as of October 31, 2000 plus any shares subject to options held by the person or entity in question which were exercisable on or within 60 days after October 31, 2000.

(3)

FMR Corp. (FMR), with a business address of 82 Devonshire Street, Boston, MA 02109, beneficially owned 1,370,775 shares as of March 31, 2000. FMR had sole voting power over 114,450 shares and sole dispositive power over all of such shares. The information in this Note 3 is based solely on Schedule 13G filed by FMR on April 10, 2000.

(4)

Ashford Capital Management, Inc. (Ashford), with a business address of P. O. Box 4172, Wilmington, DE 19807, beneficially owned 1,247,850 shares as of December 31, 1999. Ashford had sole voting power and sole dispositive power over all of such shares. The information in this Note 4 is based solely on Schedule 13G filed by Ashford on February 9, 2000.

(5)

Dimensional Fund Advisors, Inc. ("DFA"), with a business address at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, beneficially owned 839,700 shares as of December 31, 1999. DFA had sole voting power and sole dispositive power over all of such shares. All of such shares were owned by advisory clients of DFA, and DFA disclaims beneficial ownership of all such shares. The information in this Note 5 is based solely on Schedule 13G filed by DFA on February 11, 2000.

(6)	Includes 56,250 shares held by Mr. Bardos' wife, as to which shares Mr. Bardos disclaims beneficial ownership.
(7)	Includes 168,750 shares subject to stock options held by Mr. Cavalier.
(8)	Includes 90,000 shares subject to stock options held by Mr. Marvin.
(9)

Includes 53,816 shares subject to stock options held by Mr. McNamee. Also includes 60,007 shares held by First Albany Corporation, of which Mr. McNamee is Chairman and Co-CEO. Mr. McNamee shares voting and investment power with respect to the shares held by First Albany Corporation and disclaims beneficial ownership of such shares except as to his proportionate pecuniary interest therein.

(10)	Includes 47,850 shares subject to stock options held by Mr. Perakis. Mr. Perakis will not stand for re-election at the Company's February 27, 2001 annual meeting.
(11)	Includes 123,377 shares subject to stock options held by Mr. Gersuk.
(12)	Includes 56,436 shares subject to stock options held by Mr. Cattini.
(13)

Includes 40,932 shares subject to stock options held by Mr. Hickey. Also includes 262 shares subject to stock options and 1,912 shares of stock held by Mr. Hickey's spouse as to which options and shares Mr. Hickey disclaims beneficial ownership.

(14)	Includes 60,939 shares subject to stock options held by Mr. Moon.
(15)	Includes the shares described in Notes 6 through 14 above.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The persons named in the proxy will vote to elect as directors the seven nominees named below unless authority to vote for the election of any or all of them is withheld by marking the proxy to that effect. The Board of Directors has fixed the number of directors following the Annual Meeting at seven. Six of the nominees are currently directors of the Company and one is a newly nominated director. Each nominee who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Each of the nominees has indicated his or her willingness to serve, if elected, but if any nominee should be unable or unwilling to serve, the proxies may vote for a substitute nominee designated by the Board of Directors.

     The following table sets forth the name and age of each nominee, including position, if any, with the Company, principal occupation and business experience during the past five years, directorships in other publicly-held corporations and first year of service as a director of the Company:

Name, Offices and Positions with the Company, Principal Occupation and Directorships	Age	First Became a Director

Michael D. Marvin.............................................................................	54	1986

Mr. Marvin has served as Co-Chairman of the Board of the Company since January 1, 2001. He served as Chairman of the Board from 1992 to December 31, 2000 and served as acting President and Chief Executive Officer from September 1996 to November 1996. From 1987 to 1992, Mr. Marvin served as Chief Executive Officer of the Company. Mr. Marvin also serves as a board member and advisor to multiple early stage private companies and serves on a number of not-for-profit boards.

John C. Cavalier................................................................................	61	1996

Mr. Cavalier has been Co-Chairman of the Company since January 1, 2001. He was Chief Executive Officer of the Company from November 1996 to December 31, 2000 and served as President and Chief Executive Officer of the Company from November 1996 to July 2000. From January 1993 to September 1996, Mr. Cavalier served as President and Chief Executive Officer Of Antares Alliance Group, a software company. Mr. Cavalier is also a director of FOCUS Enhancements Inc.

Laszlo C. Bardos...............................................................................	37	1986

Mr. Bardos has served as a director of the Company since December 1993 and from its inception in 1986 to 1992. From September 1994 to May 1996, Mr. Bardos served as Director of European Marketing of the Company. From 1991 to August 1994, Mr. Bardos served as Director of Product Marketing of the Company.

Joni Kahn .....................................................................................	45	2000

Ms. Kahn has served as a director of the Company since June 2000. Ms. Kahn is a co-founder of Brience, a wireless technology company and has been its Chief Customer Officer since March 2000. From September 1994 to February 2000 she served as Executive Vice President of KPMG, Inc., a consulting services company.

Quinn H. Tran ..................................................................................	42	2000

Ms. Tran has served as a director of the Company since June 2000. Ms. Tran is Co-founder of DecisionPoint Solutions, Inc., a provider of mobile, targeted advertising and commerce solutions, and has served as Chief Marketing and Sales Officer since November 2000. She co-founded Xerox ColorgrafX Systems, a Xerox company specializing in large format digital printing solutions, in 1995 and served as Vice President and General Manager of Worldwide Marketing and Sales until November 2000. She also serves on a number of not-for-profit boards.

George C. McNamee..........................................................................	54	1988

Mr. McNamee has served as a director of the Company since 1988. Mr. McNamee has been Chairman, Co-Chief Executive Officer and a Director of First Albany Companies, Inc., a publicly traded holding company, and its principal subsidiary, First Albany Corporation, since October 1984. Mr. McNamee is Chairman of Mechanical Technology, Inc. and Plug Power Inc. and a director of The Meta Group, Inc. and the New York Stock Exchange.

Mark P. Cattini..............................................................................	39	--

Mr. Cattini has been nominated as a new director of the Company effective as of the 2001 annual meeting. He has served as President and Chief Executive Officer of the Company since January 1, 2001 and was President and Chief Operating Officer from July 2000 to December 31, 2000. From January 1999 to July 2000, he served as Vice President and General Manager of Europe and Americas Sales, and from 1995 through 1998 held sales management positions in the Company's European operations.

Board and Committee Meetings

     The Company has a standing Audit Committee of the Board of Directors, which reviews the Company's internal accounting control policies and procedures, considers and recommends the selection of the Company's independent accountants, reviews and approves any major accounting policy changes affecting the Company's operating results and provides the opportunity for direct contact between the Company's independent accountants and the Board. The Audit Committee met one time during fiscal 2000 and had three telephonic meetings. The members of the Audit Committee are Messrs. McNamee and Bardos and Ms. Tran. The members of the Company's Audit Committee meet Nasdaq's Independence Standards. A copy of the Audit Committee's Charter is included herein as Appendix A.

AUDIT COMMITTEE REPORT

     The Company's Audit Committee has:

--	reviewed and discussed with management the Company's audited financial statements contained in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000
--	discussed with the Company's outside auditors those matter required to be discussed by SAS 61
--	received the written disclosures from the Company's outside auditors required by Independence Standards Board Standard 1 and discussed the auditor's independence with the auditor.

     Based on the above-referenced review and discussions, the Audit Committee recommended to the Company's Board of Directors the inclusion of the annual audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2000.

George C. McNamee, Chairman of the Audit Committee
Laszlo C. Bardos
Quinn H. Tran

     The Company has a standing Compensation Committee of the Board of Directors, which has the authority to provide recommendations to the Board regarding compensation programs of the Company, administer the executive compensation programs and grant stock options under the Company's 1993 Stock Incentive Plan to all officers of the Company who are persons required to file reports ("Reporting Persons") pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Compensation Committee held one meeting during fiscal 2000. The members of the Compensation Committee are Messrs. Marvin, McNamee and Perakis. Mr. Marvin does not vote on matters involving his own compensation. On January 31, 1997, the Compensation Committee authorized a subcommittee which has the authority to approve stock option grants to all members of the Company's executive team (this group consisted of thirteen individuals who were executive officers and non-executive officers until July 2000 at which time the group was reduced to seven individuals). The subcommittee of the Compensation Committee acted by written consent one time during fiscal 2000. The members of this subcommittee are Messrs. McNamee and Perakis.

     The Company does not have a nominating committee or committee serving a similar function. Nominations are made by and through the full Board of Directors.

      The Board of Directors met six times during fiscal 2000 and acted by written consent two times. Each current director attended at least 75% of the aggregate of the total number of Board meetings and the total number of meetings held by all committees of the Board on which he then served.

Director Compensation

     Under the Company's 1993 Director Stock Option Plan (the "Director Option Plan"), each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase 11,250 shares of Common Stock at an exercise price which is equal to the fair market value of the Common Stock on the date of grant. Pursuant to the Director Option Plan, in fiscal 2000, Messrs. McNamee and Perakis each received an option to purchase 11,250 shares of Common Stock at an exercise price of $22.50 per share. Ms. Kahn and Ms. Tran, who joined the board in June 2000, each received an option to purchase 11,250 shares of Common Stock at an exercise price of $21.542 per share in fiscal 2000. In addition, each director who is not also an employee of the Company or any subsidiary of the Company receives a retainer of $5,000 per year for serving on the Board of Directors, plus $1,000 for attendance at each full meeting of the Board of Directors and $500 for attendance at each meeting of a committee on which the director serves, which meeting is not coincident with a Board of Directors meeting. Mr. Bardos has unconditionally waived his right to participate in the Director Option Plan and has also declined cash compensation as an outside director.

Executive Compensation

   Summary Compensation

     The following table sets forth certain information concerning the compensation earned in each of the last three fiscal years by (i) the Company's Chief Executive Officer during fiscal 2000, and (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer during fiscal 2000 who were serving as executive officers of the Company on September 30, 2000 and whose salary and bonus during fiscal 2000 exceeded $100,000 (the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
	Annual Compensation (1)			Awards

				Securities	All
				Underlying	Other
		Salary	Bonus	Options	Compen-
Name and Principal Position (2)	Year	($)	($) (3)	(#) (4)	sation ($)

John C. Cavalier .............................	2000	275,000	275,002	-	40,217	(5)
Chief Executive Officer	1999	272,917	275,438	225,000	121,153
	1998	250,000	249,125	-	106,680

Mark P. Cattini ...............................	2000	158,000	237,901	56,250	5,250	(6)
President and Chief Operating Officer	1999	145,083	196,986	22,500	1,000
	1998	133,551	131,233	56,250	51,000

D. Joseph Gersuk.............................	2000	219,500	115,791	52,500	4,210	(6)
Executive Vice President, Treasurer and	1999	209,000	94,052	-	1,000
Chief Financial Officer	1998	209,000	94,052	-	1,000

Michael J. Hickey ...........................	2000	141,250	182,849	56,250	5,148	(6)
Executive Vice President - Worldwide	1999	122,917	132,917	22,500	1,000
Sales and Marketing	1998	99,167	38,735	22,500	1,340

George C. Moon ..............................	2000	142,736	64,232	22,500	1,478	(7)
Group Vice President of R&D and Chief	1999	127,304	55,097	11,250	915
Technology Officer	1998	120,809	45,331	-	-

(1)	Principal position as of September 30, 2000.
(2)

In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits has been omitted in those instances where the aggregate amount of such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total of annual salary and bonus for the Named Executive Officer for such year.

(3)	Represents amounts earned under the Company's incentive compensation programs.
(4)	Reflects the grant of options to purchase Common Stock. The Company has never granted any stock appreciation rights.
(5)	Of this amount, $35,000 represents payment of life insurance premiums in accordance with his employment agreement and $5,217 represents the Company contribution to employee's 401(k) account.
(6)	Represents Company contribution to employee's 401(k) account.
(7)	Represents Company contribution to employee's Canadian RRSP account.

Option Grants, Exercises and Year-End Values

     The following tables set forth certain information concerning option grants and exercises by the Named Executive Officers during fiscal year ended September 30, 2000 and the number and value of the unexercised options held by such persons on September 30, 2000.
OPTION GRANTS IN THE LAST FISCAL YEAR

	Individual Grants

			Percent
	Number of		ot Total			Potential Realizable Value
	Securities		Options			at Assumed Annual Rate
	Underlying		Granted to	Exercise		of Stock Price Appreciation
	Options		Employees	or Base		for Option Term (3)
	Granted		in Fiscal	Price	Expiration
Name	(#)		Year	($/Sh)	Date	5%($)	10%($)

John C. Cavalier..........	-		-	-	-

Mark P. Cattini...........	56,250	(1)	6.5	$8.31	10/1/09	$293,820	$744,598

D. Joseph Gersuk.......	52,500	(2)	6.0	$15.25	1/19/10	$503,509	$1,275,990

Michael J. Hickey.......	56,250	(1)	6.5	$8.31	10/1/09	$293,820	$744,598

George C. Moon..........	22,500	(1)	2.6	$8.31	10/1/09	$117,528	$297,839

(1)	Each option vests in four equal installments on each of the first through fourth anniversaries of the date of grant.
(2)	This option vests in two installments, with 17,483 shares vesting on March 31, 2001 and the remaining 35,017 shares vesting on March 31, 2002.
(3)

Amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock and the date on which the options are exercised.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

			Number of
			Securities
			Underlying
			Unexercised	Value of Unexercised
	Shares		Options at Fiscal	In-the-Money Options
	Acquired		Year-End (#)	at Fiscal Year-End ($)(1)
	on	Value
	Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable

John C. Cavalier............	337,500	$6,482,952	0/337,500	$0/$8,824,399
Mark P. Cattini ..........	33,753	$627,194	19,688/109,684	$510,238/$2,687,952
D. Joseph Gersuk...........	75,000	$1,599,668	123,377/79,123	$3,357,436/$1,571,241
Michael J. Hickey..........	21,677	$459,113	21,244/93,204	$552,027/$2,242,059
George C. Moon.........	15,000	$293,370	46,876/50,624	$1,218,282/$1,243,445

_____________________

(1)  Based on the fair market value of the Common Stock on September 29, 2000 ($31.313), less the option exercise price.

Certain Relationships and Related Transactions

     In September 1996, the Company entered into an employment agreement with Mr. Marvin (the "Marvin Agreement"). Under the Marvin Agreement, as amended, Mr. Marvin is employed by the Company as Chairman. Effective January 1, 2001 he became Co-Chairman of the Company. The Marvin Agreement shall remain in effect until the Board of Director determines that Mr. Marvin's services are no longer required, and the Company may terminate Mr. Marvin's employment for cause or in the event of his disability. Under the Agreement, Mr. Marvin's annual salary is set at $250,000, and he was granted an option to purchase 56,250 shares of Common Stock. Effective February 1, 1998, Mr. Marvin unilaterally reduced his annual salary to $125,000.

     In November 2000, the Company entered into a new employment agreement with Mr. Cavalier (the "Cavalier Agreement"). Under the Cavalier Agreement, Mr. Cavalier was employed by the Company as Chief Executive Officer until December 31, 2000 and effective January 1, 2001 he became Co-Chairman of the Board of Directors. Mr. Cavalier's base salary is set at $275,000 through October 31, 2001, and he was eligible to receive incentive compensation equal to one-half of this annual base salary, payable quarterly, upon the achievement of certain Company and individual objectives through the quarter ending December 31, 2000 only. Subsequent to October 31, 2001, Mr. Cavalier shall continue as Co-Chairman of the Board and as an employee of the Company, serving at the pleasure of the Board and the Company, and shall receive a base annual salary of $137,500. In addition, under the Cavalier Agreement, the Company has agreed to purchase such additional medical, disability, life insurance and any other fringe benefit programs of Mr. Cavalier's choosing, up to a combined maximum amount of $35,000 per year. Mr. Cavalier's employment may be terminated prior to November 1, 2001 by the Company in the event of Mr. Cavalier's death or disability or for cause or by Mr. Cavalier upon (i) an uncured material breach of the Cavalier Agreement by the Company, or (ii) a change in control of the Company. In the event that, prior to November 1, 2001, Mr. Cavalier's employment is terminated by the Company without cause (not including by reason of death or disability), or in the event that Mr. Cavalier terminates his employment with the Company upon an uncured breach of the Cavalier Agreement by the Company, Mr. Cavalier will be entitled to his full salary through the termination date of October 31, 2001 along with any unpaid incentive compensation earned as of the date of termination and one additional year of health and dental benefits following the date of his termination Upon a change in control of the Company in which Mr. Cavalier is not offered employment in a position equivalent to his then current position, Mr. Cavalier's unexpired and unvested options to purchase common stock of the Company may be exercisable immediately as of the date of such change in control. Regardless of his position, there shall be no change in Mr. Cavalier's present base salary through October 31, 2001, nor the terms and conditions under which Company options were previously granted to Mr. Cavalier.

     In June 1997, the Company loaned $100,000 to Mr. Cavalier pursuant to the terms of an Unsecured Promissory Note (the "Note"). The loan bears interest at 7-1/8% per annum and is payable upon the earliest of (i) the termination of Mr. Cavalier's employment either voluntarily, or by the Company for cause or because of his death or disability, (ii) the sale of his residence or (iii) June 2, 2003. Amounts outstanding under the Note are offset by 25% of each bonus awarded to Mr. Cavalier by the Company and the net proceeds resulting from the sale of shares of Common Stock by Mr. Cavalier. The Note was paid in full on November 18, 1999.

     In April 2000, the Company entered into a new employment agreement with Mr. Gersuk (the "Gersuk Agreement"). Under the Gersuk Agreement, Mr. Gersuk is employed by the Company as Executive Vice President, Chief Financial Officer and Treasurer for a term commencing on April 1, 2000 and ending on March 31, 2002. Mr. Gersuk's base salary is set at $230,000 and he is eligible to receive bonuses equal to 50% of his base salary upon the achievement of certain Company and individual objectives. Mr. Gersuk's compensation is to be reviewed annually. In addition, Mr. Gersuk was granted an option to purchase 52,500 shares of Common Stock under the Gersuk Agreement. Mr. Gersuk's employment may be terminated by the Company prior to March 31, 2002 for cause In the event of a disability which prohibits Mr. Gersuk from performing his duties for a continuous period of three months, the Company may terminate the Gersuk Agreement, provided, however, that Mr. Gersuk will continue to receive his salary, reduced by any amounts paid under the Company's disability insurance policies. In the event that Mr. Gersuk's employment is terminated for a reason other than cause, or of a change in control of the Company pursuant to which Mr. Gersuk's responsibilities and/or location are changed in a manner which he finds unacceptable (a "Termination Event"), Mr. Gersuk will receive (i) his base salary for the remainder of the term of the Gersuk Agreement if the termination is within the first year, and (ii) if the termination is within the second year of the Gersuk Agreement, the Company shall pay Mr. Gersuk $230,000. Upon a change in control of the Company in which Mr. Gersuk is not offered employment in a position equivalent to his present position, Mr. Gersuk's unexpired and unvested options to purchase common stock of the Company shall be exercisable immediately as of the date of such change in control. In addition Mr. Gersuk would receive (i) his salary due for the remainder of the term of the Gersuk Agreement but in any event not less than one full year of salary regardless of the remaining number of months under the Gersuk Agreement and (ii) an additional payment that is equal to the average of the incentive compensation paid to Gersuk during the preceding two full contract employment years divided by twelve and multiplied by the months remaining in the term of the Gersuk Agreement.

     In October 1996, the Company loaned $200,000 to Mr. Gersuk in connection with the purchase of a home in the Capital District of New York (the "Loan"). The Loan bears interest at 5% per annum. Under the terms of the Loan, $50,000 was repaid upon the sale of Mr. Gersuk's previous residence and the remainder is due upon the earliest of (i) 90 days after termination of Mr. Gersuk's employment, for any reason, (ii) October 21, 2002 and (iii) the sale of certain property by Mr. Gersuk. Amounts outstanding under the Loan are offset by the net proceeds resulting from the sale of shares of Common Stock by Mr. Gersuk. The Loan was paid in full in June 2000.

     Mr. Cattini's annual salary is $158,000, and he is eligible to receive incentive compensation of up to $252,800 upon the achievement of certain company and individual objectives. Additionally, in October of 1999 Mr. Cattini was granted a stock option for 56,250 shares. In July 2000 Mr. Cattini was appointed President and Chief Operating Officer of the Company and on January 1, 2001, he was appointed President and Chief Executive Officer.

     Mr. Hickey's annual salary is $140,000 and he is eligible to receive bonuses of up to $223,448 upon the achievement of certain company and individual objectives. Additionally, in October of 1999 Mr. Hickey was granted a stock option for 56,250 shares. In July 2000 Mr. Hickey was appointed Executive Vice President - Worldwide Sales and Marketing.

     Mr. Moon's annual salary is $140,000 and he is eligible to receive bonuses of up to $63,000 upon the achievement of certain company and individual objectives. Additionally, in October 1999 Mr. Moon was granted a stock option for 22,500 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on its review of copies of reports filed by reporting persons of the Company pursuant to Section 16(a) of the Exchange Act ("Reporting Persons") or written representations from certain Reporting Persons that no Form 5 filing was required for such persons, the Company believes that during fiscal 2000 all filings required to be made by its Reporting Persons were timely made in accordance with the requirements of the Exchange Act, except that in November 2000, Mr. Gersuk filed a late Form 5 reporting one grant of options to purchase Common Stock.

Compensation Committee Interlocks and Insider Participation

     Messrs. Marvin, McNamee and Perakis each served as a member of the Compensation Committee during fiscal 2000. Mr. Marvin serves as the Co-Chairman of the Board of the Company and previously served at various times as the Chief Executive Officer and President of the Company. See "Election of Directors."

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by the Compensation Committee. The Company's executive compensation program, consisting of base salaries, bonus awards and stock option grants, is designed to attract, retain and reward executives who are responsible for leading the Company in achieving its business objectives. The Compensation Committee establishes the compensation of the Chief Executive Officer. All decisions regarding the compensation of other executive officers were reviewed with the Compensation Committee and then by the full board.

Compensation Philosophy

     The Company's executive compensation philosophy is based on the belief that competitive compensation is essential to attract, motivate and retain highly qualified employees. The Company's policy is to provide total compensation that is competitive for comparable work and comparable corporate performance. The compensation program includes both motivational and retention-related compensation components. Bonuses are included to encourage effective performance relative to current plans and objectives. Stock options are included to help retain productive people and to more closely align their interests with those of stockholders.

     In executing its compensation policy, the Company seeks to relate compensation with the Company's financial performance and business objectives, reward high levels of individual performance and tie a significant portion of total executive compensation to the performance of the Company. While compensation survey data are useful guides for comparative purposes, the Company believes that a successful compensation program also requires the application of judgment and subjective determinations of individual performance, and the Compensation Committee applies judgment in reconciling the program's objectives with the realities of retaining valued employees.

Executive Compensation Program

     Annual compensation for the Company's executives consists of three principal elements -- base salary, cash bonus awards and stock options.

Base Salary

     In setting the annual cash compensation for Company executives, the Compensation Committee reviews compensation for comparable positions in a group of software companies selected by the Committee for comparison purposes. Software industry compensation surveys and outside compensation consulting firms are used as well. The Compensation Committee and the Board also compare the Company's pay practices with other software companies through review of survey and proxy data.

     Increases in annual base salary are based on a review and evaluation of the performance of the operation or activity for which the executive has responsibility, the impact of that operation or activity on the Company and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both within and outside the Company.

Cash Bonus Awards

     The cash bonus awards for each executive are tied to financial and other performance objectives and targets, fixed by the Board of Directors for the Chief Executive Officer, and by the Chief Executive Officer for the other executive officers. During fiscal 2000, bonus awards were based principally on the Company's achievement of its goals relating to earnings per share. In addition, the Chief Executive Officer set personal objectives for the other executive officers who receive cash bonuses and made a subjective determination of the extent to which such personal objectives were achieved by each executive during fiscal 2000.

Equity Ownership

     Total compensation at the executive level also includes long-term incentives afforded by stock options. The purpose of the Company's stock option program is to (i) reinforce the mutuality of long-term interests between employees and the stockholders and (ii) assist in the attraction and retention of executives, key managers and individual contributors who are essential to the Company's success.

     The Company's stock option program includes multi-year vesting periods to optimize the retention value of these options and to orient the Company's executives and managers to longer-term success. Generally, all stock options granted prior to July 1996 vest over a five-year period following the date of grant. In July 1996, the Board of Directors approved a change in the vesting period for all options to be granted under the 1993 Stock Incentive Plan from five years to vesting in equal annual installments over a four-year period following the date of grant. In October 2000, the Board of Directors approved a change in the vesting period for all options to be granted under the 1993 Stock Incentive Plan, from equal vesting over a four-year period following the date of grant to one-quarter vesting after one year from the date of grant and thereafter the options vest at the end of each succeeding month at the rate of 1/48 of the original number of options per month until fully vested after four years Unvested options are immediately forfeited upon an employee leaving the Company. The size of the stock option awards is generally intended to reflect the significance of the recipient's current and anticipated contributions to the Company. Since the Company's initial public offering in February 1994, the exercise price of options granted by the Company has been 100% of the fair market value per share on the date of grant. A recipient's existing equity interest in the Company generally is taken into account when determining the size of an option grant. The Company also has an employee stock purchase plan, which is available to all of its full-time employees, including executives but exclusive of any employee who owns, or would own after purchase under this plan, 5% or more of the total combined voting power or value of the stock of the Company or of any subsidiary. Such plan generally permits employees to purchase shares at a discount of 15% from the lesser of the fair market value at the beginning or end of an offering period.

     In fiscal 2000, pursuant to the 1993 Stock Incentive Plan Mr. Cattini, the Company's President and Chief Operating Officer, received an option to purchase 56,250 shares of Common Stock at an exercise price of $8.31 per share; Mr. Gersuk, the Company's Executive Vice President and Chief Financial Officer, received an option to purchase 52,500 shares of Common Stock at an exercise price of $15.25 per share; Mr. Hickey, the Company's Executive Vice President-Worldwide Sales and Marketing, received an option to purchase 56,250 shares of Common Stock at an exercise price of $8.31 per share; and Mr. Moon, the Company's Group Vice President of R&D and Chief Technology Officer, received an option to purchase 22,500 shares of Common Stock at an exercise price of $8.31 per share.

Chief Executive Officer Fiscal 2000 Compensation

     Mr. Cavalier served as Chief Executive Officer of the Company during fiscal 2000. The Compensation Committee set Mr. Cavalier's base salary for fiscal 2000 at $275,000, which was considered to be a salary level competitive with that of comparable companies. Mr. Cavalier was also awarded a bonus of $275,000 for fiscal 2000 based upon the achievement of certain objectives. These objectives generally related to the Company achieving its targeted revenue and profit goals for the year, as well as meeting investors' expectations regarding earnings per share.

Compliance with Internal Revenue Code Section 162(m)

          The Compensation Committee periodically reviews the potential consequences of Section 162(m) of the Internal Revenue Code (the "Code") and may structure the performance-based portion of its executive compensation to comply with certain exemptions to Section 162(m). However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions to Section 162(m) when the Compensation Committee believes such payments are appropriate and in the best interests of the stockholders, after taking into account changing business conditions or the officer's performance.

James A. Perakis, Chairman of the Compensation Committeee
George C. McNamee
Michael D. Marvin

COMPARATIVE STOCK PERFORMANCE

     The following graph compares the cumulative total stockholder return on the Company's Common Stock with the cumulative return of (i) the CRSP Total Return Index for the Nasdaq National Market (U.S. & Foreign Companies) (the "CRSP Nasdaq Index") and (ii) the CRSP Nasdaq Total Return Industry Index for Nasdaq Computer & Data Processing Service Stocks (the "CRSP Computer & Data Index"). This graph assumes the investment of $100 on September 30, 1995 in the Company's Common Stock, the CRSP Nasdaq Index and the CRSP Computer & Data Index and assumes dividends are reinvested. Measurement points are September 30, 1995, September 30, 1996, September 30, 1997, September 30, 1998, September 30, 1999 and September 30, 2000.

	Sept. 30, 1995	Sept. 30, 1996	Sept 30, 1997	Sept. 30, 1998	Sept. 30, 1999	Sept. 30, 2000
MapInfo Corporation .............	$100	$51	$49	$51	$93	$346
CRSP Nasdaq Index ...............	$100	$118	$162	$161	$262	$351
CRSP Computer & Data Index...	$100	$124	$168	$218	$369	$464

PROPOSAL NO. 2 - APPROVAL OF AMENDMENT TO 1993 STOCK INCENTIVE PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting and retaining key personnel. As of October 31, 2000, 526,801 shares were available for future Awards (as defined below) under the Company's 1993 Stock Incentive Plan (as amended, the "1993 Plan"). Accordingly, on November 1, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the 1993 Plan that increased from 4,331,250 to 4,781,250 the number of shares of Common Stock available for issuance under the 1993 Plan (subject to a proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

     The Board of Directors recommends a vote "FOR" the approval of the amendment to the 1993 Plan.

     The following is a brief summary of the provisions of the 1993 Plan. This summary is qualified in all respects by reference to the full text of the 1993 Plan.

     The 1993 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, performance shares and awards of restricted stock and unrestricted stock ("Awards"). Currently, an aggregate of 4,331,250 shares of Common Stock may be issued pursuant to the 1993 Plan. As of October 31, 2000, options to purchase 2,619,936 shares of the Company's Common Stock were outstanding under the 1993 Plan, options to purchase 1,184,513 shares had been exercised and 526,801 shares were available for grant under the Plan. The 1993 Plan provides that the maximum number of shares of Common Stock with respect to which options may be granted to any employee may not exceed 200,000 during any calendar year. No Award may be made under the 1993 Plan after November 23, 2003, but Awards previously granted may extend beyond that date. The 1993 Plan contains provisions relating to the disposition of Awards in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. In the event of such corporate transactions, the board of directors of the Company or of an acquiring company, may, at its discretion, take any one or more of the following actions: (i) provide that all outstanding awards shall be assumed or substantially equivalent awards of the acquiring company substituted; (ii) upon written notice, provide that all unexercised awards will terminate unless exercised; (iii) provide for cash payment to participants in exchange for the termination of awards; and (iv) provide that outstanding awards shall become exercisable prior to the effective date of the acquisition.

     The 1993 Plan is administered by the Board of Directors of the Company and the Compensation Committee of the Board of Directors. The Board has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1993 Plan, to interpret the provisions of the 1993 Plan and to terminate the 1993 Plan. The Board also has the authority to grant Awards under the 1993 Plan and to accelerate, waive or amend certain provisions of outstanding Awards. Pursuant to the terms of the 1993 Plan, the Board has appointed the Compensation Committee to administer certain aspects of the 1993 Plan, and the Compensation Committee has appointed a subcommittee to authorize the grant of options to Reporting Persons and other members of the executive team. No amendment to the 1993 Plan may be made without shareholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3 of the Exchange Act ("Rule 16b-3").

   Description of Awards under the 1993 Plan

     Incentive Stock Options and Nonstatutory Options.     Optionees receive the right to purchase a specified number of shares of Common Stock at an option price and subject to such terms and conditions as are specified at the time of the grant. Incentive stock options and options that the Board of Directors or Compensation Committee intend to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding 10% or more of the voting stock of the Company). All other options may be granted at an exercise price that may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant.

     Stock Appreciation Rights and Performance Shares.     A stock appreciation right is the right to receive any excess in value of shares of Common Stock over the exercise price awarded to a participant. A performance share award entitles the recipient to acquire shares of Common Stock upon the attainment of specified performance goals.

     Restricted and Unrestricted Stock.     Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price from the recipient in the event that the conditions specified in the applicable stock award are not satisfied prior to the end of the applicable restriction period established for such award. The Company may also grant (or sell at a purchase price not less than 85% of the fair market value on the date of such sale) to participants shares of Common Stock free of any restrictions under the 1993 Plan.

     All of the employees, officers, directors, consultants and advisors of the Company and its subsidiaries who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to participate in the 1993 Plan. Incentive stock options, however, may only be granted to persons eligible to receive incentive stock options under the Code. As of October 31, 2000, approximately 557 employees, including officers of the Company were eligible to receive Awards under the 1993 Plan. As of January 2, 2001, the market value of the Company's Common Stock was $40.50 per share.

     The granting of Awards under the 1993 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group. Since the adoption of the 1993 Stock Incentive Plan, the following persons and groups received options to purchase the number of shares listed: Mr. Cavalier, the Company's Co-Chairman - 675,000 shares; Mr. Gersuk, the Company's Executive Vice President, Treasurer and Chief Financial Officer - 277,500 shares; Mr. Cattini, the Company's President and Chief Executive Officer - 163,125 shares; Mr. Hickey, the Company's Executive Vice President - Worldwide Sales and Marketing - 136,125; and Mr. Moon, the Company's Vice President, Engineering - 112,500 shares; Mr. James Perakis, a director of the Company - 3,750 shares; Mr. Michael Marvin, the Company's Chairman - 56,250 shares; all current executive officers as a group - 1,420,500 shares. No other nominee for director, and no associate of any of such directors, executive officers or nominees, has received any options under the 1993 Stock Incentive Plan. No person other than Mr. Cavalier and Mr. Gersuk has received options to purchase greater than 5% of the shares issued under this plan. Current employees of the Company, including executive officers, have received options to purchase an aggregate of 3,801,598 shares under this plan.

Federal Income Tax Consequences

     The following is a summary of the United States federal Income tax consequences that generally will arise with respect to Awards granted under the 1993 Plan and with respect to the sale of Common Stock acquired under the 1993 Plan.

      Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the difference between the exercise price and the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date and the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Stock Appreciation Rights. A participant will not recognize taxable income upon the grant of a stock appreciation right under the 1993 Plan. Instead, a participant generally will recognize as ordinary compensation income any cash delivered and the fair market value of any Common Stock delivered in payment of an amount due under a stock appreciation right.

     Upon selling any Common Stock received by a participant in payment of an amount due under a stock appreciation right, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.

     Performance Shares. A participant will not recognize taxable income upon the grant of a performance share Award under the 1993 Plan. Instead, a participant generally will recognize as ordinary compensation income the fair market value of any Common Stock delivered in accordance with the terms of the performance share Award.

     Upon selling any Common Stock received by a participant under the terms of a performance share Award, the participant generally will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Common Stock for more than one year prior to the date of the sale.

     Restricted Stock. A participant will not recognize taxable income upon the grant of a restricted stock Award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, then the participant will recognize ordinary compensation income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

     Tax Consequences to the Company. The grant of an Award under the 1993 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1993 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1993 Plan, including as a result of the exercise of a nonstatutory stock option, a Disqualifying Disposition, or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

PROPOSAL NO. 3 - APPROVAL OF AMENDMENT TO 1993 DIRECTOR STOCK OPTION PLAN

     The Board of Directors believes that the continued growth and profitability of the Company depends upon the ability of the Company to attract and retain highly qualified non-employee directors. The Company's 1993 Director Stock Option Plan (as amended, the "Director Option Plan") authorizes an annual option grant to purchase 11,250 shares of Common Stock at an option exercise price equal to the fair market value of the Common Stock on the date of grant. On November 1, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the Director Option Plan that increased from 247,500 to 347,500 the number of shares of Common Stock available for issuance under the Director Option Plan (subject to proportionate adjustment for certain changes in the Company's capitalization, such as a stock split).

     The Board of Directors recommends a vote "FOR" the approval of the amendments to the Director Option Plan.

     The following is a brief summary of the provisions of the Director Option Plan. This summary is qualified in all respects by reference to the full text of the Director Option Plan.

     Each director who is not also an employee of the Company or any subsidiary of the Company receives on the date of each annual meeting of stockholders a nonstatutory option to purchase 11,250 shares of Common Stock of the Company at its then fair market value. Each option vests nine years and nine months after the date of grant, provided, however, that such option becomes exercisable one year after the date of grant if the director has during that year attended at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which the director then served. In May 2000 the Board of Directors amended the Director Option Plan such that it may grant options under the Plan to eligible directors on such other terms and conditions as the Board may determine. The amendment to the Director Option Plan submitted to the stockholders for approval will increase the number of shares reserved for issuance under the Director Option Plan from 247,500 to 347,500 shares of Common Stock. As of October 31, 2000, options to purchase 137,291 shares of the Company's Common Stock were outstanding under the Director Option Plan, options to purchase 44,591 shares had been exercised and 65,618 shares were available for grant under the Plan.

     In the event an optionee ceases to serve as a director, each option granted under the Director Option Plan may be exercised by the optionee at any time within 12 months after the date of cessation of service to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option is exercisable after the expiration of ten years from the date of grant. Unless otherwise provided in the option agreement, an option granted under the Director Option Plan is nontransferable otherwise than by the laws of descent and distribution and may be exercised during the lifetime of the optionee only by such optionee. The Director Option Plan contains provisions relating to the disposition of options in the event of certain mergers, acquisitions and other extraordinary corporate transactions involving the Company. In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

     The Director Option Plan is administered by the Company's Board of Directors. The Board of Directors may, at any time, modify, terminate, or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, such approval must be obtained.

     The following table sets forth the benefits that will be received in fiscal 2001 by the Named Executive Officers, individually and as a group, by non-executive directors as a group and by non-executive officer employees as a group under the Director Option Plan.

PLAN BENEFITS
Name and Position	Dollar Value ($) (1)	Number of Shares
John C. Cavalier.............................................................................. Co-Chairman	-	-
Mark P. Cattini............................................................................. President & Chief Executive Officer	-	-
D. Joseph Gersuk......................................................................... Executive Vice President, Treasurer and Chief Financial Officer	-	-
Michael J. Hickey......................................................................... Executive Vice President, WW Sales & Marketing	-	-
George C. Moon ......................................................................... Vice President, R&D & Chief Technology Officer	-	-
Executive Group.........................................................................	-	-
Non-Executive Director Group...................................................	-	33,750 (2)
Non-Executive Officer Employee Group.....................................	-	-

_______________________
(1)	Represents the difference between the purchase price of shares purchased in fiscal 2000 and the fair market value of the underlying shares of Common Stock on the date of purchase.
(2)	Consists of an option to purchase 11,250 shares that will be granted to Mr. McNamee, Ms. Tran and Ms. Kahn on the date of the 2001 annual meeting.

     Since the adoption of the Director Stock Option Plan, Mr. McNamee has received options to purchase an aggregate of 59,441 shares, Mr. Perakis has received options to purchase an aggregate of 55,350 shares, Ms. Tran has received options to purchase 11,250 shares and Ms. Kahn has received options to purchase 11,250 shares. No other current director, nominee for director or executive officer or any associate of any of the foregoing have received options under the Director Stock Option Plan. Mr. Bardos, also a non-employee director nominated for re-election, has unconditionally waived his right to participate in the Director Stock Option Plan.

Federal Income Tax Consequences

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to options granted under the Director Option Plan and to the sale of Common Stock acquired under the Director Option Plan.

     Tax Consequences to Participants. A participant will not recognize taxable income upon the grant of an option under the Director Option Plan. However, a participant who exercises a stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("Option Stock") on the Exercise Date over the exercise price.

     With respect to any Option Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling Option Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the participant's tax basis in the Option Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the Option Stock for more than one year prior to the date of the sale, and will be a short-term capital gain or loss if the participant has held the Option Stock for a shorter period.

     Tax Consequences to the Company. The grant of an option under the Director Stock Option Plan will have no tax consequences to the Company. The Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a participant upon the exercise of an option under the Director Option Plan.

PROPOSAL NO. 4 - APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

     The Board of Directors has determined it is advisable and in the best interests of the stockholders of the Company to amend the Corporation's Certificate of Incorporation by increasing the total number of shares of Common Stock the Company is authorized to issue. Accordingly, on November 1, 2000, the Board of Directors adopted, subject to stockholder approval, an amendment to the Certificate of Incorporation that increased from 25,000,000 to 50,000,000 the number of shares of Common Stock the Company is authorized to issue.

     If approved by the stockholders, this amendment will become effective upon the filing of a Certificate of Amendment to the Company's Certificate of Incorporation with the Secretary of State of the State of Delaware, which would be expected to occur as soon as practicable following the Annual Meeting.

     The Company's Certificate of Incorporation currently authorizes the issuance of up to 25,000,000 shares of Common Stock. As of January 2, 2001, there were 14,451,170 shares of Common Stock outstanding and 5,591,250 shares of Common Stock reserved for issuance under the Company's stock plans. The proposed amendments to the Company's 1993 Plan and Director Option Plan, if approved by the stockholders at the Annual Meeting, will increase the number of shares of Common Stock reserved for issuance under the Company's stock plans to 6,141,250, which will decrease the number of additional shares available for issuance under the Certificate of Incorporation. In addition, since January 10, 2000 the Company has issued 7,633,353 shares as a result of stock splits in the form of stock dividends. These stock splits have significantly decreased the reserves of authorized shares of Common Stock.

     If the proposed amendment to the Company's Certificate of Incorporation is approved, the additional authorized shares would be available for issuance in the future for corporate purposes, including without limitation, financings, acquisitions, stock splits, stock dividends and management incentive and employee benefit plans, as the Board may deem advisable, without the necessity of further stockholder action. The issuance of additional shares of Common Stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, would have the effect of diluting the Company's current stockholders and could have the effect of making it more difficult for a third party to acquire, or of discouraging a third party from attempting to acquire, control of the Company. Other than in connection with its stock plans, including the proposed amendments thereto, the Company has not presently allocated for issuance of any additional shares of Common Stock. The Company is not aware of any attempts on the part of a third party to effect a change in control of the Company, and the Company has proposed this amendment for the corporate purposes stated above and not for any possible anti-takeover effects it may have.

     The Board of Directors recommends a vote "FOR" the approval of the amendment to the Certificate of Incorporation.

PROPOSAL NO. 5 - RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors, at the recommendation of the Audit Committee, has selected the firm of PricewaterhouseCoopers LLP as the Company's independent accountants for the current fiscal year. PricewaterhouseCoopers LLP (previously Coopers & Lybrand L.L.P.) has served as the Company's independent accountants since inception. Although stockholder approval of the Board of Directors' selection of PricewaterhouseCoopers LLP is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Board of Directors will reconsider its selection of PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

     The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants.

STOCKHOLDER PROPOSALS

     Proposals of stockholders made in accordance with Rule 14a-8 of the Exchange Act and intended to be presented at the 2002 Annual Meeting of Stockholders must be received by the Company at its principal office in Troy, New York no later than September 27, 2001 for inclusion in the proxy statement for that meeting. In addition, the Company's By-laws require that the Company be given advance notice of stockholder nominations for election to the Company's Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders (other than matters included in the Company's proxy statement in accordance with Rule 14a-8). The required notice must be made in writing, include the information required by the By-Laws, be delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at the principal offices of the Company, and be received not less than 60 days nor more than 90 days prior to the 2002 Annual Meeting; provided, however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given to stockholders, such nomination or other proposal shall have been mailed or delivered to the Secretary not later than the close of business on the 10th day following the date on which the notice of the meeting was mailed or such public disclosure made, whichever occurs first. While the Company has not yet set the date of the 2002 Annual Meeting, assuming it was held on February 27, 2002 (the same day as this year's meeting), notice of a stockholder proposal or director nomination would need to be made no earlier than November 27, 2001 and no later than December 27, 2002. Any stockholder proposal must also comply with the other applicable provisions of the Company's Certificate of Incorporation and By-laws and the Exchange Act. No stockholder proposal is required to be considered unless it is presented in accordance with the foregoing requirements.

OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the Annual Meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail, telecopy and personal interviews, and the Company reserves the right to retain outside agencies for the purpose of soliciting proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and, as required by law, the Company will reimburse them for their out-of-pocket expenses in this regard.

By Order of the Board of Directors,
/s/ Miriam M. Netter

MIRIAM M. NETTER
Secretary

January 16, 2001

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. ALTERNATIVELY, PLEASE VOTE OVER THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

APPENDIX A

MAPINFO CORPORATION

AUDIT COMMITTEE CHARTER

Purpose

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the NASD.

Accordingly, all of the members will be directors:
1.	Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

2.

Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise.

Key Responsibilities

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.
--

The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61.

--

As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of the Form 10-Q.

--	The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

--	The Committee shall:

--	request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1:

--	discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence; and

--	recommend that the Board take appropriate action to oversee the independence of the outside auditor.

--

The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

2970-PS-01

APPENDIX B

 MapInfo Corporation

1993 Stock Incentive Plan

Section 1. Purpose

     The purpose of this 1993 Stock Incentive Plan (the "Plan") is to advance the interests of MapInfo Corporation by enhancing its ability to attract and retain key employees, consultants and others who are in a position to contribute to the Company's future growth and success.

Section 2. Definitions

     "Award" means any Option, Stock Appreciation Right, Performance Share, Restricted Stock or Unrestricted Stock awarded under the Plan.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Committee" means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 ("Rule 16b-3").

     "Common Stock" or "Stock" means the Common Stock, $.002 par value per share, of the Company.

     "Company" means MapInfo Corporation and, except where the content otherwise requires, all present and future subsidiaries of the Company as defined in Sections 424(f) of the Code.

     "Designated Beneficiary" means the beneficiary designated by a Participant, in a manner determined by the Board, to receive amounts due or exercise rights of the Participant in the event of the Participant's death. In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

     "Fair Market Value" means, with respect to Common Stock or any other property, the fair market value of such property as determined by the Board in good faith or in the manner established by the Board from time to time.

     "Incentive Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is intended to meet the requirements of Section 422 of the Code or any successor provision.

     "Nonstatutory Stock Option" means an option to purchase shares of Common Stock awarded to a Participant under Section 6 which is not intended to be an Incentive Stock Option.

     "Option" means an Incentive Stock Option or a Nonstatutory Stock Option.

     "Participant" means a person selected by the Board to receive an Award under the Plan.

     "Performance Shares" mean shares of Common Stock which may be earned by the achievement of performance goals awarded to a Participant under Section 8.

     "Reporting Person" means a person subject to Section 16 of the Securities Exchange Act of 1934 or any successor provision.

     "Restricted Period" means the period of time selected by the Board during which shares subject to a Restricted Stock Award may be repurchased by or forfeited to the Company.

     "Restricted Stock" means shares of Common Stock awarded to a Participant under Section 9.

     "Stock Appreciation Right" or "SAR" means a right to receive any excess in Fair Market Value of shares of Common Stock over the exercise price awarded to a Participant under Section 7.

     "Unrestricted Stock" means shares of Common Stock awarded to a Participant under Section 9(c).

Section 3. Administration

     The Plan will be administered by the Board. The Board shall have authority to make Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable from time to time, and to interpret the provisions of the Plan. The Board's decisions shall be final and binding. No member of the Board shall be liable for any action or determination relating to the Plan made in good faith. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards to Participants who are not Reporting Persons and all determinations under the Plan with respect thereto, provided that the Board shall fix the maximum amount of such Awards to be made by such executive officers and a maximum amount for any one Participant. To the extent permitted by applicable law, the Board may appoint a Committee to administer the Plan and, in such event, all references to the Board in the Plan shall mean such Committee or the Board. All decisions by the Board or the Committee pursuant to the Plan shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

Section 4. Eligibility

     All of the Company's employees, officers, directors, consultants and advisors who are expected to contribute to the Company's future growth and success, other than persons who have irrevocably elected not to be eligible, are eligible to be Participants in the Plan. Incentive Stock Options may be awarded only to persons eligible to receive Incentive Stock Options under the Code.

Section 5. Stock Available for Awards

     (a)     Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 4,781,2501 shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of Incentive Stock Options, to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

     (b)     In the event that the Board, in its sole discretion, determines that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or other similar transaction affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the Plan, then the Board, subject, in the case of Incentive Stock Options, to any limitation required under the Code, shall equitably adjust any or all of (i) the number and kind of shares in respect of which Awards may be made under the Plan, (ii) the number and kind of shares subject to outstanding Awards, and (iii) the award, exercise or conversion price with respect to any of the foregoing, and if considered appropriate, the Board may make provision for a cash payment with respect to an outstanding Award, provided that the number of shares subject to any Award shall always be a whole number.

     (c)     The Board may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a subsidiary of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 5(a) only to the extent that the substitute Awards are both (i) granted to persons whose relationship to the Company does not make (and is not expected to make) them Reporting Persons; and (ii) granted in substitution for awards issued under a plan approved, to the extent then required under Rule 16b-3, by the stockholders of the entity which issued such predecessor awards.

Section 6. Stock Options

     (a)  General.

___________________

1 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

          (i)     Subject to the provisions of the Plan, the Board may award Incentive Stock Options and Nonstatutory Stock Options, and determine the number of shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The terms and conditions of Incentive Stock Options shall be subject to and comply with Section 422 of the Code, or any successor provision, and any regulations thereunder.

          (ii)     The Board shall establish the exercise price at the time each Option is awarded. In the case of Incentive Stock Options, such price shall not be less than 100% of the Fair Market Value of the Common Stock on the date of award.

          (iii)     Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable Award or thereafter. The Board may impose such conditions with respect to the exercise of Options, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable.

          (iv)     Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or check in an amount equal to the exercise price of such Options or, to the extent permitted by the Board at or after the award of the Option, by (A) delivery of shares of Common Stock of the Company owned by the optionee for at least six months (or such shorter period as is approved by the Board), valued at their Fair Market Value, (B) delivery of a promissory note of the optionee to the Company on terms determined by the Board, (C) delivery of an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, (D) payment of such other lawful consideration as the Board may determine, or (E) any combination of the foregoing.

          (v)     The Board may provide for the automatic award of an Option upon the delivery of shares to the Company in payment of the exercise price of an Option for up to the number of shares so delivered.

          (vi)     The Board may at any time accelerate the time at which all or any part of an Option may be exercised.

     (b)  Incentive Stock Options.

          Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

          (i)     All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options. The Option exercise period shall not exceed ten years from the date of grant.

          (ii)     If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rule of Section 424(b) and of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

          (x)     The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

          (y)     The option exercise period shall not exceed five years from the date of grant.

          (iii)     For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value (determined as of the respective date or dates of grant) of more than $100,000.

          (iv)     No Incentive Stock Option may be exercised unless, at the time of such exercise, the Participant is, and has been continuously since the date of grant of his or her Option, employed by the Company, except that:

          (x)     an Incentive Stock Option may be exercised within the period of three months after the date the Participant ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such Option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a Nonstatutory Stock Option under the Plan;

          (y)     if the Participant dies while in the employ of the Company, or within three months after the Participant ceases to be such an employee, the Incentive Stock Option may be exercised by the Participant's Designated Beneficiary within the period of one year after the date of death (or within such lesser period as may be specified in the applicable Option agreement); and

          (z)     if the Participant becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the Incentive Stock Option may be exercised within the period of one year after the date of disability (or within such lesser period as may be specified in the Option agreement).

For all purposes of the Plan and any Option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

Section 7. Stock Appreciation Rights

     (a)  The Board may grant Stock Appreciation Rights entitling recipients on exercise of the SAR to receive an amount, in cash or Stock or a combination thereof (such form to be determined by the Board), determined in whole or in part by reference to appreciation in the Fair Market Value of the Stock between the date of the Award and the exercise of the Award. A Stock Appreciation Right shall entitle the Participant to receive, with respect to each share of Stock as to which the SAR is exercised, the excess of the share's Fair Market Value on the date of exercise over its Fair Market Value on the date the SAR was granted. The Board may also grant Stock Appreciation Rights that provide that, following a change in control of the Company (as defined by the Board at the time of the Award), the holder of such SAR will be entitled to receive, with respect to each share of Stock subject to the SAR, an amount equal to the excess of a specified value (which may include an average of values) for a share of Stock during a period preceding such change in control over the Fair Market Value of a share of Stock on the date the SAR was granted.

     (b)  Stock Appreciation Rights may be granted in tandem with, or independently of, Options granted under the Plan. A Stock Appreciation Right granted in tandem with an Option which is not an Incentive Stock Option may be granted either at or after the time the Option is granted. A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be granted only at the time the Option is granted.

     (c)  When Stock Appreciation Rights are granted in tandem with Options, the following provisions will apply:

          (i)     The Stock Appreciation Right will be exercisable only at such time or times, and to the extent, that the related Option is exercisable and will be exercisable in accordance with the procedure required for exercise of the related Option.

          (ii)     The Stock Appreciation Right will terminate and no longer be exercisable upon the termination or exercise of the related Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by an Option will not be reduced until the number of shares as to which the related Option has been exercised or has terminated exceeds the number of shares not covered by the Stock Appreciation Right.

          (iii)     The Option will terminate and no longer be exercisable upon the exercise of the related Stock Appreciation Right.

          (iv)     The Stock Appreciation Right will be transferable only with the related Option.

          (v)     A Stock Appreciation Right granted in tandem with an Incentive Stock Option may be exercised only when the market price of the Stock subject to the Option exceeds the exercise price of such option.

     (d)     A Stock Appreciation Right not granted in tandem with an Option will become exercisable at such time or times, and on such conditions, as the Board may specify.

     (e)     The Board may at any time accelerate the time at which all or any part of the SAR may be exercised.

Section 8. Performance Shares

     (a)     The Board may make Performance Share Awards entitling recipients to acquire shares of Stock upon the attainment of specified performance goals. The Board may make Performance Share Awards independent of or in connection with the granting of any other Award under the Plan. The Board in its sole discretion shall determine the performance goals applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded Performance Shares; provided, however, that the Board may rely on the performance goals and other standards applicable to other performance plans of the Company in setting the standards for Performance Share Awards under the Plan.

     (b)     Performance Share Awards and all rights with respect to such Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

     (c)     A Participant receiving a Performance Share Award shall have the rights of a stockholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to an Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Stock under a Performance Share Award only upon satisfaction of all conditions specified in the agreement evidencing the Performance Share Award.

     (d)     The Board may at any time accelerate or waive any or all of the goals, restrictions or conditions imposed under any Performance Share Award.

Section 9. Restricted and Unrestricted Stock

     (a)     The Board may grant Restricted Stock Awards entitling recipients to acquire shares of Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if purchased at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable Restricted Period or Restricted Periods established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

     (b)     Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Board, during the applicable Restricted Period. Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the Restricted Period, the Company (or such designee) shall deliver such certificates to the Participant or if the Participant has died, to the Participant's Designated Beneficiary.

     (c)     The Board may, in its sole discretion, grant (or sell at a purchase price determined by the Board, which shall not be lower than 85% of Fair Market Value on the date of sale) to Participants shares of Stock free of any restrictions under the Plan ("Unrestricted Stock").

     (d)     The purchase price for each share of Restricted Stock and Unrestricted Stock shall be determined by the Board of Directors and may not be less than the par value of the Common Stock. Such purchase price may be paid in the form of past services or such other lawful consideration as is determined by the Board.

     (e)     The Board may at any time accelerate the expiration of the Restricted Period applicable to all, or any particular, outstanding shares of Restricted Stock.

Section 10. General Provisions Applicable to Awards

     (a)     Applicability of Rule 16b-3. Those provisions of the Plan which make an express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Securities Exchange Act of 1934, or any successor provision, and then only to Reporting Persons.

     (b)     Reporting Person Limitations. Notwithstanding any other provision of the Plan, to the extent required to qualify for the exemption provided by Rule 16b-3, (i) any Option, SAR, Performance Share Award or other similar right related to an equity security issued under the Plan to a Reporting Person shall not be transferable other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act ("ERISA"), or the rules thereunder, and shall be exercisable during the Participant's lifetime only by the Participant or the Participant's guardian or legal representative, and (ii) the selection of a Reporting Person as a Participant and the terms of his or her Award shall be determined only in accordance with the applicable provisions of Rule 16b-3.

     (c)     Documentation. Each Award under the Plan shall be evidenced by an instrument delivered to the Participant specifying the terms and conditions thereof and containing such other terms and conditions not inconsistent with the provisions of the Plan as the Board considers necessary or advisable. Such instruments may be in the form of agreements to be executed by both the Company and the Participant, or certificates, letters or similar documents, acceptance of which will evidence agreement to the terms thereof and of this Plan.

     (d)     Board Discretion. Each type of Award may be made alone, in addition to or in relation to any other type of Award. The terms of each type of Award need not be identical, and the Board need not treat Participants uniformly. Except as otherwise provided by the Plan or a particular Award, any determination with respect to an Award may be made by the Board at the time of award or at any time thereafter.

     (e)     Termination of Status. Subject to the provisions of Section 6(b)(iv), the Committee shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other termination of employment or other status of a Participant and the extent to which, and the period during which, the Participant's legal representative, guardian or Designated Beneficiary may exercise rights under such Award.

     (f)     Mergers, Etc. In the event of a consolidation, merger or other reorganization in which all of the outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity (as "Acquisition") or in the event of a liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions as to outstanding Awards: (i) provide that such Awards shall be assumed, or substantially equivalent Awards shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) on such terms as the Board determines to be appropriate, (ii) upon written notice to Participants, provide that all unexercised Options or SARs will terminate immediately prior to the consummation of such transaction unless exercised by the Participant within a specified period following the date of such notice, (iii) in the event of an Acquisition under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Acquisition (the "Acquisition Price"), make or provide for a cash payment to Participants equal to the amount by which (A) the Acquisition Price times the number of shares of Common Stock subject to outstanding Options or SARs (to the extent such Options or SARs are then exercisable or would become exercisable on the date 18 months after the effective date of such Acquisition) exceeds (B) the aggregate exercise price of all such outstanding Options or SARs, in exchange for the termination of such Options and SARs, and (iv) provide that all or any outstanding Awards shall become exercisable or realizable in full prior to the effective date of such Acquisition.

     (g)     Withholding. The Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of Awards under the Plan no later than the date of the event creating the tax liability. In the Board's discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     (h)     Foreign Nationals. Awards may be made to Participants who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Board considers necessary or advisable to achieve the purposes of the Plan or comply with applicable laws.

     (i)     Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including substituting therefor another Award of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

     (j)     Cancellation and New Grant of Options. The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the cancelled Options or (ii) the amendment of the terms of any and all outstanding Options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding Options.

     (k)     Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan (i) until all conditions of the Award have been satisfied or removed, (ii) until, in the opinion of the Company's counsel, all applicable federal and state laws and regulations have been complied with, (iii) if the outstanding Stock is at the time listed on any stock exchange, until the shares to be delivered have been listed or authorized to be listed on such exchange upon official notice of notice of issuance, and (iv) until all other legal matters in connection with the issuance and delivery of such shares have been approved by the Company's counsel. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

Section 11. Miscellaneous

     (a)     No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or service for the Company. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

     (b)     No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed under the Plan until he or she becomes the record holder thereof.

     (c)     Exclusion from Benefit Computations. No amounts payable upon exercise of Awards granted under the Plan shall be considered salary, wages or compensation to Participants for purposes of determining the amount or nature of benefits that Participants are entitled to under any insurance, retirement or other benefit plans or programs of the Company.

     (d)     Effective Date and Term. Subject to the approval of the stockholders of the Company, the Plan shall be effective on November 23, 1993. Prior to such approval, Awards may be made under the Plan expressly subject to such approval. No Award may be made under the Plan after November 23, 2003, but Awards previously granted may extend beyond that date.

     (e)     Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement, including any requirements for compliance with Rule 16b-3. Prior to any such approval, Awards may be made under the Plan expressly subject to such approval.

     (f)     Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of New York.

Adopted by the Board of Directors on November 23, 1993
Approved by the Stockholders on December 8, 1993

AMENDMENT NO. 1 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 1,518,7502 shares of Common Stock."

     Subsection 8(e) of the Plan is hereby added to the Plan to provide as follows:

          "(e)     Subject to adjustment as provided in Subsection 5(b) above, the maximum number of shares with respect to which Options may be granted to any employee under the Plan shall not exceed 300,0003 shares of Common Stock during any one calendar year. For purposes of calculating such maximum number, (a) an Option shall continue to be treated as outstanding notwithstanding its repricing, cancellation or expiration and (b) the repricing of an outstanding Option or the issuance of a new Option in substitution for a cancelled Option shall be deemed to constitute the grant of a new additional Option separate from the original grant of the Option that is repriced or cancelled."

Adopted by the Board of Directors on December 9, 1994
Approved by the Stockholders on January 20, 1995

_______________________
2 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the 3 for 2 stock split in the form of a stock dividend effective 9/28/00.
3 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00.

AMENDMENT NO. 2 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 2,081,2504 shares of Common Stock."

Adopted by the Board of Directors on October 20, 1995
Approved by the Stockholders on February 2, 1996

______________________
4 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 3 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 2,981,2505 shares of Common Stock."

Adopted by the Board of Directors on November 12, 1996
Approved by the Stockholders on February 13, 1997

____________________________
5 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 4 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

       The definition of "Committee" contained in Section 2 of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, to provide as follows:

"'Committee' means a committee of not less than two members of the Board appointed by the Board to administer the Plan, provided that if and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be a "Non-Employee Director", as such term is defined in Rule16b-3 under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"), and an "Outside Director", as such term is defined in the Code."

Adopted by the Board of Directors on December 9, 1996

AMENDMENT NO. 5 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 3,656,2506 shares of Common Stock."

Adopted by the Board of Directors on November 14, 1997
Approved by the Stockholders on February 25, 1998

____________________________
6 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 6 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

     Subsection 11(f) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

"(f)     Governing Law. The provisions of the Plan shall be governed by and interpreted in accordance with the laws of the State of Delaware."

Adopted by the Board of Directors on February 11, 1998

AMENDMENT NO. 7 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 4,331,2507 shares of Common Stock."

Adopted by the Board of Directors on November 23, 1999
Approved by the Stockholders on March 7, 2000

____________________________
7 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO 8 TO THE 1993 STOCK INCENTIVE PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Stock Incentive Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "Subject to adjustment under subsection (b) below, Awards may be made under the Plan for up to 4,781,2508 shares of Common Stock."

     The first sentence of Subsection 8(e) of the MapInfo Corporation 1993 Stock Incentive Plan is hereby amended to provide a limitation of 200,000 shares granted to any employee during any one calendar year, and shall read as follows:

"(e)     Subject to adjustment as provided in Subsection 5(b) above, the maximum number of shares with respect to which Options may be granted to any employee under the Plan shall not exceed 200,000 shares of Common Stock during any one calendar year.

Adopted by the Board of Directors on November 1, 2000

____________________________
8 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

APPENDIX C

MapInfo Corporation

1993 Director Stock Option Plan

     1.     Purpose

            The purpose of this 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

     2.     Administration

            The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions of interpretation of the Plan or of any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan.

     3.     Participation in the Plan

            Directors of the Company who are not employees of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

     4.     Stock Subject to the Plan

            (a)     The maximum number of shares which may be issued under the Plan shall be 347,5001 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan.

            (b)     If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such option shall again become available for grant pursuant to the Plan.

            (c)     All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended to date and as it may be amended from time to time (the "Code").

________________________
1 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

     5.     Terms, Conditions and Form of Options

            Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

            (a)     Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $20,000 divided by the option exercise price per share for each such option (the "Annual Option").

            (b)     Option Exercise Price. The option exercise price per share for each option granted under the Plan shall equal (i) the last reported sales price per share of the Company's Common Stock on the NASDAQ National Market System (or, if the Company is traded on a nationally recognized securities exchange on the date of grant, the reported closing sales price per share of the Company's Common Stock by such exchange) on the date of grant (or if no such price is reported on such date such price as reported on the nearest preceding day) or (ii) if the Common Stock is not traded on NASDAQ or an exchange, the fair market value per share on the date of grant as most recently determined by the Board of Directors.

            (c)     Options Non-Transferable. Each option granted under the Plan by its terms shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him. No option or interest therein may be transferred, assigned, pledged or hypothecated by the optionee during his lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process.

            (d)     Exercise Period. Each Annual Option shall become exercisable at the end of nine years and nine months after the date of grant, provided that such option shall become exercisable one year after the date of grant if the director has attended during such year at least 75% of the aggregate of the number of meetings of the Board of Directors and the number of meetings held by all committees on which he then served. In the event an optionee ceases to serve as a director, each such option may be exercised by the optionee (or, in the event of his death, by his administrator, executor or heirs), at any time within 12 months after the optionee ceases to serve as a director, to the extent such option was exercisable at the time of such cessation of service. Notwithstanding the foregoing, no option shall be exercisable after the expiration of ten years from the date of grant.

            (e)     Exercise Procedure. Options may be exercised only by written notice to the Company at its principal office accompanied by (i) payment in cash of the full consideration for the shares as to which they are exercised or (ii) an irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or delivery of irrevocable instructions to a broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price.

     6.     Assignments

            The rights and benefits of participants under the Plan may not be assigned, whether voluntarily or by operation of law, except as provided in Section 5(d).

     7.     Effective Date

            The Plan shall become effective immediately upon its adoption by the Board of Directors, but all grants of options shall be conditional upon the approval of the Plan by the stockholders of the Company within 12 months after adoption of the Plan by the Board of Directors.

     8.     Limitation of Rights

            (a)     No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

            (b)     No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his options until the date of the issuance to him of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 9) for which the record date is prior to the date such certificate is issued.

     9.     Changes in Common Stock

            (a)     If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. No fractional shares will be issued under the Plan on account of any such adjustments.

            (b)     In the event that the Company is merged or consolidated into or with another corporation (in which consolidation or merger the stockholders of the Company receive distributions of cash or securities of another issuer as a result thereof), or in the event that all or substantially all of the assets of the Company are acquired by any other person or entity, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or successor corporation (or an affiliate thereof), or (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization or liquidations unless exercised by the optionee within a specified number of days following the date of such notice.

     10.     Amendment of the Plan

             The Board of Directors may suspend or discontinue the Plan or review or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company no revision or amendment shall change the number of shares subject to the Plan (except as provided in Section 9), change the designation of the class of directors eligible to receive options, or materially increase the benefits accruing to participants under the Plan. The Plan may not be amended more than once in any six-month period.

     11.     Governing Law

             The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of New York.

Adopted by the Board of Directors on November 23, 1993

Approved by the stockholders on December 8, 1993

AMENDMENT NO. 1 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

     "(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for such number of shares of Common Stock equal to $40,000 divided by the option exercise price per share for each stock option (the "Annual Option")."

Adopted by the Board of Directors on December 9, 1994

Approved by the stockholders on January 20, 1995

AMENDMENT NO. 2 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     The first sentence of Subsection 5(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 6,7502 shares of Common Stock (the "Annual Option")."

Adopted by the Board of Directors on December 19, 1995

Approved by the Stockholders on February 2, 1996

________________________
2 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and the three-for-two stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 3 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a)     The maximum number of shares which may be issued under the Plan shall be 112,5003 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

     The first sentence of Subsection 5(a) of the Plan is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a) Option Grants. On the date of each annual meeting of stockholders of the Company, the Company shall grant to each eligible director an option for 11,2504 shares of Common Stock (the "Annual Option")."

Adopted by the Board of Directors on November 12, 1996

Approved by the Stockholders on March 20, 1997

________________________
3 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and three-for-two stock split in the form of a stock dividend effective 9/28/00.
4 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and three-for-two stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 4 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     Section 5(c) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

     "(c) Options Non-Transferable. Except as otherwise provided in the option agreement evidencing the option grant, each option granted under the Plan shall not be transferable by the optionee otherwise than by will, or by the laws of descent and distribution, and shall be exercised during the lifetime of the optionee only by him."

     Section 10 of the Plan is hereby amended and restated in its entirety to read as follows:

     "10. Amendment of the Plan. The Board of Directors may at any time, and from time, modify, terminate or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required as to such modification or amendment under any applicable tax or regulatory requirement, the Board of Directors may not effect such modification or amendment without such approval."

Adopted by the Board of Directors on December 9, 1996

AMENDMENT NO. 5 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     Section 11 of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to provide as follows:

     "11.     Governing Law

     The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware."

Adopted by the Board of Directors on February 11, 1998

AMENDMENT NO. 6 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a)     The maximum number of shares which may be issued under the Plan shall be 180,0005 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Adopted by the Board of Directors on November 14, 1998

Approved by the Stockholders on February 24, 1999

________________________
5 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 7 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a)     The maximum number of shares which may be issued under the Plan shall be 247,5006 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

Adopted by the Board of Directors on November 23, 1999

Approved by the Stockholders on March 7, 2000

________________________
6 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

AMENDMENT NO. 8 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in January 2000, the reference in the first sentence of Section 5(a) of the Plan to "5,000" shares is hereby amended to "7,500 shares," and the following clause is hereby added to the end of Section 5(a) of the Plan: ", subject to adjustment as provided in Section 9 of the Plan."

     The following clause is hereby added to the end of the first sentence of Section 9(a) of the Plan: "and (iv) the number and kind of shares or other securities issuable pursuant to Section 5(a) of the Plan."

Adopted by the Board of Directors on February 25, 2000

Approved by the Stockholders on March 7, 2000

AMENDMENT NO. 9 TO THE 1993 DIRECTOR STOCK OPTION PLAN
OF MAPINFO CORPORATION

     Section 2 of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety to read as follows:

     "2. Administration: The Board of Directors shall supervise and administer the Plan. All questions of interpretation of the Plan or any options issued under it shall be determined by the Board of Directors and such determination shall be final and binding upon all persons having an interest in the Plan."

     Section 5(f) is hereby added to the, Plan, which shall read in its entirety as follows:

     "(f) Other Grants. The Board of Directors may grant options under the Plan to eligible directors on such other terms and conditions as the Board may determine, which terms and conditions need not comply with clauses (a) - (f) of this Section 5."

Adopted by the Board of Directors On May 9, 2000

AMENDMENT NO. 10 TO THE 1993 DIRECTOR STOCK OPTION PLAN

OF MAPINFO CORPORATION

     Subsection 4(a) of the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation is hereby amended and restated in its entirety, subject to stockholder approval, to provide as follows:

     "(a)     The maximum number of shares which may be issued under the Plan shall be 347,5007 shares of the Company's Common Stock, par value $.002 per share ("Common Stock"), subject to adjustment as provided in Section 9 of the Plan."

     In order to adjust the number of shares covered by the Annual Option under the 1993 Director Stock Option Plan (the "Plan") of MapInfo Corporation (the "Company") to reflect the three-for-two stock split in the form of a stock dividend effected by the Company in September 2000, the reference in the first sentence of Section 5(a) of the Plan to "7,500" shares is hereby amended to "11,250 shares," and the following clause is hereby added to the end of Section 5(a) of the Plan: ", subject to adjustment as provided in Section 9 of the Plan."

Adopted by the Board of Directors on November 1, 2000

 ________________________
7 Number revised to reflect 3 for 2 stock split in the form of a stock dividend effective 1/10/00 and 3 for 2 stock split in the form of a stock dividend effective 9/28/00.

APPENDIX D

PROXY

MAPINFO CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of Stockholders - February 27, 2001

The undersigned, revoking all prior proxies, hereby appoint(s) D. Joseph Gersuk and Miriam M. Netter, or either or any of them with full power of substitution, as proxies for the undersigned to act and vote at the 2001 Annual Meeting of Stockholders of MapInfo Corporation and at any adjournments thereof as indicated upon all matters referred to on the reverse side and described in the Proxy Statement for the Meeting, and in their discretion, upon any other matters which may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THE PROXIES SHALL VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2, 3, 4, AND 5.
[ SEE REVERSE ]		[ SEE REVERSE ]
[ SIDE ]	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	[ SIDE ]

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2.	Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683). For shareholders residing outside the United States call collect on a touch-tone phone 1-201-536-8073.	2.	Go to the Website http://www.eproxyvote.com/maps
3.	Enter your 14 digit Voter Control Number located on your Proxy Card above your name.	3.	Enter your 14 digit Voter Control Number located on your Proxy Card above your name.
4.	Follow the recorded instructions.	4.	Follow the instructions provided.
Your vote is important!		Your vote is important!
Call 1-877-PRX-VOTE anytime!		Go to http://www.eproxyvote.com/maps anytime!

Do not return your Proxy Card if you are voting by Telephone or Internet.

[ X ]	Please mark votes as in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEES AND FOR PROPOSALS 2-5.
					For	Against	Abstain
1.	Election of Directors Nominees: (01) Michael D. Marvin, (02) John C. Cavalier, (03) Laszlo C. Bardos, (04) Joni Kahn, (05) Quinn H. Tran, (06) George C. McNamee and (07) Mark P. Cattini		2.	Approval of an amendment to the Company's 1993 Stock Incentive Plan, as set forth in the accompanying Proxy Statement	[ ]	[ ]	[ ]

	For All Nominees [ ]	Withheld From All Nominees [ ]	3.	Approval of an amendment to the Company's 1993 Director Stock Option Plan, as set forth in the accompanying Proxy Statement	[ ]	[ ]	[ ]

	[ ]		4.	Approval of an amendment to the Company's Certificate of Incorporation, as set forth in the accompanying Proxy Statement	[ ]	[ ]	[ ]

			5.	Ratification of appointment of independent public accountants	[ ]	[ ]	[ ]

			Mark Here For Address Change [ ] and Note At Left		Mark Here If You Plan to [ ] Attend the Meeting

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in the partnership name by an authorized person.

Signature:__________________________ Date: ___________________ Signature: _________________________ Date:_________________